qualigen THERAPEUTICS Driven to Deliver

Corporate Presentation

Nasdaq: QLGN

October 2022

Forward-Looking Statements

This presentation contains statements about our future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including whether preclinical or clinical development of our drugs or therapeutic devices will be successful; whether clinical trials will be approved to begin by or will proceed as contemplated by any projected timeline; whether clinical data will be favorable or whether such trials will confirm any improvements over other products or have any serious adverse effects; whether any drugs or therapeutic devices will receive regulatory approvals or will be commercially successful; whether patents will issue on our owned and in-licensed patent applications; whether any such patents, along with our current owned and in-licensed patents will prevent competition; whether we will be able to maintain or expand market demand and/or market share for our diagnostic products; competitive pressures; our ability to retain member of our senior management; our ability to raise additional funds to finance our operations; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission ("SEC"), especially the "Risk Factors" sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q.

The forward-looking statements included in this presentation represent our views as of the date of this presentation. Except as may be required by law, we expressly disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. While we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.

Investment Highlights

- **Diversified life sciences company** developing platform treatments for rare adult and pediatric cancers with potential for Orphan Drug Designation, while commercializing diagnostics
- **Revenue driver is FastPack®, proprietary blood-based diagnostics platform**
  - Immunoassay tests for prostate cancer, thyroid function, and metabolic disorders
  - In April 2022, resumed rights to receive 100% of revenues from distributor
- **Three oncology-focused therapeutic programs:**
  - QN-302, G4-selective transcription inhibitor for potential treatment of G4-targeted tumors (e.g., pancreatic cancer)
  - RAS* platform for potential treatment of advanced solid tumors (KRAS G12C/G12D)
  - QN-247, nucleolin-targeted therapeutic for potential treatment of nucleolin-expressing malignancies
- **In May 2022, acquired majority stake in NanoSynex Ltd.,** Israeli-based diagnostics company
- **Cash position** sufficient to fund IND package for QN-302, discovery efforts for lead RAS candidate, and development activities by NanoSynex



**Formally known as RAS-F*

Diversified Life Sciences Pipeline and Products

Therapeutic	Potential Indications	Discovery	Lead Optimization	Preclinical	IND-Enabling	Collaborator
QN-302	**G4-Targeted Tumors** (PDAC[1], prostate, sarcomas, GIST[1])					UCL
RAS	**Advanced Solid Tumors** (KRAS G12C/G12D)					University of Louisville
QN-247	**Nucleolin-Expressing Malignancies** (TNBC[1], AML[1], GBM[1])					University of Louisville

Diagnostic	Indications	Development	Registration	Commercial	Collaborator
FastPack®	Prostate Cancer, Metabolic				**In-House**

[1]*PDAC= Pancreatic Ductal Adenocarcinoma, GIST= Gastrointestinal Stromal Tumors, TNBC= Triple Negative Breast Cancer, AML= Acute Myeloid Leukemia, GBM= Glioblastoma Multiforme*

Achievements/Future Milestones[1]

H1 2022

QN-302

- ✓ In-licensed G4-selective transcription inhibitor program from University College London
- ✓ Selected CRO for preclinical development
- ✓ Presented three posters on efficacy and structure at 2022 AACR Annual Meeting
- ✓ Initiated IND-enabling studies
- ✓ Selected GMP vendor for scale-up

RAS

- ✓ Two abstracts accepted at 2022 ASCO Annual Meeting in June[2]

Diagnostics

- ✓ Reclaimed FastPack distribution rights from former exclusive distributor
- ✓ Acquired majority stake in NanoSynex, developer of AST[3] multiplexing technology

Q3 2022

QN-302

- ✓ Initiated exploratory toxicology
- ✓ Presented two posters on safety and potential biomarker data at AACR Pancreatic Cancer Specialty Conference

QN-247

- ✓ *In vivo* efficacy readout

Q4 2022

QN-302

- Initiate GLP toxicology
- Pre-IND FDA interaction

RAS

- ✓ Presented two posters at 4th NCI RAS Symposium
- Identify lead candidate for IND-enabling studies

H1 2023

QN-302

- Submit IND application
- Initiate activation of Phase I clinical trial sites

[1]Subject to external CROs and impact from Covid-19 pandemic; [2]Previously accepted at AACR RAS specialty conference; [3]Antimicrobial Susceptibility Testing

Targeting G4s to Inhibit Cancer Replication

- G4s are overrepresented in many oncogenes; prevalence is significantly greater in cancerous vs. normal cells
- Qualigen licensed G4*-Selective Transcription Inhibitors from UCL in January ‘22, including lead compound QN-302
- QN-302 has stabilized G4 complexes, impeding transcription, replication, or translation of variety of cancer genes containing G4s (in-vitro/in-vivo)
- Exploring utility in cancer types with high prevalence of G4s


G4-selective high-affinity small molecule
Promoter G4 with bound G4-small molecule inhibits precession of RNA polymerase and halts transcription
Promoter duplex DNA
Promoter duplex DNA

Figure. G4s Impede Transcription of Cancer Genes

Credit: Dr. Stephen Neidle, UCL



Dr. Neidle has published over 500 papers and reviews and holds 14 patents

G4 = G Quadruplex

QN-302: Potential Therapeutic for Pancreatic Cancer

- Pancreatic cancer is the 5th deadliest cancer in the US
  - 98% mortality rate
  - 1-in-4 die within the first month after diagnosis[1]
- Pancreatic cancer therapeutics market projected to grow (CAGR of 7.54%) to $3.73B by 2027[2]
- In-vitro and in-vivo studies have shown QN-302 results in inhibition of target gene expression and reduction in cell growth in PDAC[3] and at nM concentrations
- Shows longer survival duration in pancreatic cancer mouse model vs. historically shown standard of care
- Patient-derived PDAC xenografts further demonstrated significant anti-tumor activity in PDAC
- Early safety indicators suggested no adverse effects in vivo at proposed therapeutic doses in pancreatic cancer



[1]National Cancer Institute; [2]Market Data Forecast; [3]Pancreatic Ductal Adenocarcinoma

QN-302 Significantly Inhibited Tumor Growth

qualigen THERAPEUTICS Driven to Deliver


Xenograft Data in MIA-PACA2 Pancreatic Cancer Model
Vehicle control B/W
Dosing stopped
QN-302 1mg/kg B/W
tumor volume (Percent of starting volume)
0
400
800
1200
1600
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55
Treatment day

- QN-302 produced tumor growth arrest and tumor regression *in vivo* MIA-PACA2 model
- Compound and dosing schedule was well-tolerated, no sign of adverse effects
- QN-302 active in both dosage regimens used, 1x weekly and 2x weekly, both at 1 mg/kg dose: $P < 0.05$ and $P < 0.005$ (Student's t-test)
- Some QN-302 treated tumors completely disappeared; no regrowth >25 days post-dosing

28 days IV administration, followed by 25 days measurement. Data shown is mean ± SD n=8 up to day 28 and n=4 to the end of the study

Data Generated at University College London

RAS: Key Driver for Advanced Solid Tumors

- RAS is the most common cancer oncogene, present in about 25% of all cancers
  - Activates mutations in one of the three human RAS gene isoforms (KRAS, HRAS or NRAS)
  - Acts as a "hub" that activates multiple effectors; blocking any single pathway can be ineffective
- RAS-targeted small molecule compounds prevent mutated RAS gene proteins from binding to their effector proteins
- RAS-targeted compounds inhibit growth across in vitro cell lines, exhibiting a range of RAS mutations
- Potential indications in advanced solid tumors such as pancreatic, colorectal and lung
- No FDA-approved pan-mutational direct RAS protein inhibitors

RAS Pathway



RECEPTOR STIMULATION
SHP2
KRAS^{G12C} inhibitors
AMG 510
MRTX849
GEF COMPLEX
SOS1
GDP
GTP
SOS1
inhibitors
BI 1701963
Qualigen
Compounds
RAS GDP
(OFF)
RAS GTP
(ON)
Tricomplex
inhibitor
GAP COMPLEX
(NF1)
RAF
MEK
ERK
PROLIFERATION,
SURVIVAL
Combination therapies proposed include combining KRAS inhibitors with inhibitors of SHP2 or MEK
©2019 American Association for Cancer Research

RAS: Pre-Leads Displayed Potent Antitumor Activity

qualigen THERAPEUTICS Driven to Deliver



H441 Xenograft
Tumor volume mm3
1200
1000
800
600
400
200
0
Control
Compound 1

Dose regimen:
20 mg/kg ip
q2d, 21 days

Lung cancer cell line with KRAS-G12V



Syngeneic Tumor Graft
Tumor volume x10 in mm3
80
60
40
20
0
ns
P= .0365
P=0.015
control
PDL1
Compound 2
Comp. 2/PDL1

Dose regimen (Compound 2):
1 mg/kg ip q2d,
28 days

KPC cells = RAS*/p53* murine cell line from a transgenic mouse pancreatic adenocarcinoma

Compound 1 showed remarkable antitumor activity in H441 mouse xenograft model

Compound 2 showed anti-tumor activity both as single agent and synergistically in combination with Anti-PDL1 checkpoint therapy (1X per week)

Data generated at University of Louisville

QN-247: Selectively Targeting Cancer Cells

- QN-247 is an aptamer-based anticancer drug candidate with potential to treat heterogeneous cancer types
- Potency dramatically increased when DNA aptamer is attached to gold nanoparticle
- Studies in breast cancer demonstrated enhanced activity of QN-247 pre-leads compared to DNA aptamer alone
- Potential indications include high nucleolin-expressing malignancies, particularly AML*, which has a five-year survival rate of 25% for adults

Tumor Cell

- Nucleolin on the surface and in cytoplasm
- QN-247 binds to nucleolin on surface and in cytoplasm
- Enters the cell and promotes tumor cell death

Normal Cell

- No nucleolin on surface or in cytoplasm
- May enter cell, but no nucleolin to bind with in cytoplasm
- Normal cell remains unharmed


QN-247
Nucleolin
Tumor Cell Death


QN-247
Nucleolin

Figure created by Dr. Mohammad Tariq Malik, University of Louisville

*Acute Myeloid Leukemia

QN-247: Gold-Nanoparticle Enhanced Activity

qualigen THERAPEUTICS Driven to Deliver

MDA-MB-231 Xenograft



Tumor Volume (mm3)
1200
1000
800
600
400
200
0
Vehicle
GNP
Control Aptamer
AS1411
AS1411-GNP*
0
2
4
6
8
10
12
14
Days
Body Weight (g)
24
20
16
12
8
4
0
Vehicle
GNP
Control Aptamer
AS1411
AS1411-GNP*
Days

*Represents similar formulation as QN-247

Source: Malik et al. Oncotarget.

Triple negative breast cancer cell line

Dose regimen:
1 mg/kg ip qd,
12 days

Addition of gold nanoparticle (GNP) to AS1411* results in significant reduction in tumor volume without reduction in body weight

FastPack® Diagnostic System

• Proprietary blood-based diagnostics platform developed by Qualigen and launched in 2001
• Rapid and highly accurate immunoassay testing system with FastPack® Analyzer placed in over 1,000 physician offices worldwide
• Over $125 million cumulative sales since launch; revenues increased 28% year-over-year in Q2 2022
• Tests include prostate cancer, thyroid function, metabolic disorders and research applications
• In April 2022, resumed rights to receive 100% of revenues following expiry of external distributor contract





FastPack® : Differentiated Diagnostic Platform

qualigen THERAPEUTICS Driven to Deliver

- ✓ Quick turnaround time in minutes
- ✓ Highly accurate results obtained during physician office visit can enable real time adjustment of treatment
- ✓ Relatively low ancillary overhead costs (regarding access and management of lab results)
- ✓ Lower maintenance costs versus large high throughput competitors
- ✓ Small footprint
- ✓ Straightforward pricing
- ✓ Ease of use supported by efficient training

Ongoing R&D partnerships to commercialize FastPack technology outside the United States

<u>Example</u>: TSH* Method Comparison FastPack vs Leading Competitor



y = 0.9126x + 1.2737
R=0 .978
TSH Value (µIU/mL) from FastPack
TSH Value (µIU/mL) from Competitor
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0

TSH = Thyroid Stimulating Hormone

NanoSynex Investment

- In May 2022, Qualigen acquired a majority stake in Israel-based NanoSynex
- NanoSynex mission is to save lives by fighting antibiotic resistant bacteria using a rapid personalized antimicrobial susceptibility test (AST)
- NanoSynex aims to provide a faster and more accurate solution:
  - Faster patient recovery
  - Lower healthcare costs
- The patent-protected NanoSynex technology may have broader potential for multiplexing assays, such as chemistry and immunology panels
- Qualigen resources and capabilities are synergistic with the NanoSynex AST platform



NanoSynex benchtop reader utilizes rapid multiplex technology

In Summary

qualigen THERAPEUTICS Driven to Deliver

- **Portfolio:** Diversified life sciences company developing treatments for adult and pediatric cancers with potential for Orphan Drug Designation, while commercializing diagnostics
  - Small molecule QN-302 exhibited strong anti-tumor activity *in vivo* for pancreatic cancer
  - Upstream RAS modulators inhibited variety of RAS-driven cancers *in vivo*
  - Gold nanoparticle provided greater efficacy profile for QN-247 over DNA aptamer alone
  - FastPack diagnostic system with ongoing revenue
- **Team:** Leadership team with expertise in development and commercialization
- **Partnerships:** Leveraging commercial and academic relationships
  - Prominent investigators at University College London and University of Louisville
  - Partnership to develop next-generation FastPack product with Yi Xin
  - Diagnostics diversification through majority stake in NanoSynex
- **Resources:** Runway to support therapeutics and diagnostics through early 2023
- **Value:** Comprehensive global portfolio of in-house and in-licensed intellectual property



Leadership Team



Michael S. Poirier
Chief Executive Officer, Chairman

- Founded Qualigen in 1996
- Previous operations, marketing and commercialization in key roles at Abbott, Sanofi Pasteur and Ashirus Technologies
- Officer in the United States Navy, assigned to the US Atlantic Fleet



Christopher Lotz
VP, Chief Financial Officer

- Joined Qualigen in 2002
- Previously, held financial leadership roles at rapidly growing companies in the software, manufacturing and media industries



Shishir K. Sinha
SVP, Chief Operating Officer

- Joined Qualigen in 2006
- Previously, held leadership roles in the molecular diagnostics industry including Nanogen, Celera Diagnostics and Sequenom



Amy Broidrick
President, Chief Strategy Officer, Director

- Joined Qualigen in 2020, initially as independent director on the board
- 27 years in biopharmaceutical industry
- Leader at Merck, Pfizer (G.D. Searle), Arena, and Viking Therapeutics
- Key roles in strategy and launching and marketing blockbuster and specialty drugs



Tariq Arshad, MD, MBA
SVP, Chief Medical Officer

- Joined Qualigen in 2021
- Oncologist with expertise in both early and late-stage clinical development
- Leadership at Becton Dickinson, Sanofi Genzyme, Humanigen, XOMA, Merck, Genentech, and Pfizer



Wajdi Abdul-Ahad, PhD
VP, R&D, Chief Scientific Officer

- Joined Qualigen in 2006
- Led multifunctional design teams at Beckman Coulter to design over 15 assays
- Ph.D. in Biochemistry from National University of Ireland, Galway

qualigen THERAPEUTICS Driven to Deliver



October 2022